FUND FACT SHEET | **Q2 2018**

As of June 30, 2018

CION Investment Corporation

FUND OVERVIEW

CION Investment Corporation (CIC) is a non-traded business development company, or BDC, that focuses on middle market loans. CIC seeks to generate current income, and to a lesser extent, capital appreciation.

TARGET INVESTMENTS

CIC offers investors the opportunity to invest primarily in:

- Senior secured debt
- Private and thinly-traded U.S. middle market companies

SUITABILITY

- Net worth of $70,000, plus $70,000 of annual gross income; or
- Net worth of $250,000

In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus. Net worth requirements are exclusive of home, home furnishings and automobiles.

HISTORICAL TOTAL INVESTMENT RETURN-NET ASSET VALUE

NAV YTD	SINCE INCEPTION (Cumulative)	
3.67%	55.97% WITHOUT SALES CHARGE	40.37% WITH SALES CHARGE

Total investment return-net asset value is a measure of the change in total value for shareholders who held CIC's common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is presented on a "net" basis and reflects management and incentive fees, offering, organizational and other costs, interest expense on borrowed funds and other related expenses that are borne by investors.

Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that monthly cash distributions are reinvested in accordance with CIC's distribution reinvestment plan then in effect. The total investment return-net asset value does not consider the effect of the sales charge from the sale of CIC's common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full year are not annualized.

PORTFOLIO CHARACTERISTICS

INVESTMENT COMPOSITION*



First Lien Senior Secured Debt	76.6%
Second Lien Senior Secured Debt	20.3%
Equity	1.4%
Collateralized Securities & Structured Products – Equity	0.9%
Collateralized Securities & Structured Products – Debt	0.8%

FLOATING/FIXED RATE BREAKDOWN



Floating Rate Investments	93.7%
Fixed Rate Investments	3.3%
Other Income Producing Investments	2.1%
Non-Income Producing Equity	0.9%

*Information is based on the relative fair value of the underlying portfolio holdings.

Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less. Percentages represent approximate figures.

KEY FACTS

SHARE PRICE[1]	Brokerage Registered Investment Advisor	$9.70 per share[2] $9.40 per share
CURRENT DISTRIBUTION RATES[1,3]	Brokerage Registered Investment Advisor	7.54% 7.78%
TOTAL EQUITY RAISED	$1.136B	
INVESTMENT MINIMUM	$5,000	
DISTRIBUTION REINVESTMENT PLAN	Cash distributions are reinvested in additional common stock at the estimated net asset value per share on the date of purchase.	
CASH FLOW OBJECTIVE	To provide monthly distributions[3]	
TAX REPORTING	Form 1099	

[1] As of September 25, 2018.

[2] The public offering price is subject to a sales charge of up to 5.0% (which consists of selling commissions of up to 3.0% and dealer manager fees of up to 2.0%) and offering costs of up to 1.5% of the actual gross proceeds raised. The offering price is also subject to adjustment as provided in the prospectus and pursuant to the terms of the offering. The offering price will be adjusted, if necessary, to ensure shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. Past performance is not a guarantee of future results. Please see the current prospectus, as amended and supplemented, for more information. The current offering price will be listed in the prospectus, as amended and supplemented.

[3] Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the relevant public offering price per share. The current distribution rate shown may be rounded.

The determination of the tax attributes of CIC's distributions is made annually as of the end of CIC's fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. CIC intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on CIC's common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

CIC may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from CION Investment Management, LLC (CIM), which is subject to recoupment. On January 2, 2018, CIC entered into an expense support and conditional reimbursement agreement with CIM for purposes of, among other things, replacing CION Investment Group, LLC (CIG) and Apollo Investment Management, L.P. with CIM as the expense support provider pursuant to the terms of the expense support and conditional reimbursement agreement. To date, distributions have not been paid from offering proceeds or borrowings. In certain prior periods, if expense support from CIG was not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof. CIC has not established limits on the amount of funds it may use from available sources to make distributions. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on CIC's investment performance, and can only be sustained if CIC achieves positive investment performance in future periods and/or CIM continues to provide such expense support. Shareholders should also understand that CIC's future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that CIC will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. CIM has no obligation to provide expense support to CIC in future periods.

GROWTH OF $10K SINCE INCEPTION (CUMULATIVE)*



$10K Initial Investment
$15,597
$14,037
$13,289
$12,545
* 12/17/12
6/30/13
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
CION Investment Corporation (without sales charge)
CION Investment Corporation (with sales charge)
BofA ML US High Yield Index
S&P/LSTA Leveraged Loan Index

The calculations for the Growth of $10,000 Initial Investment are based upon (i) an initial investment of $10,000 in our common stock at the beginning of the period, at a share price of $10.00 per share (with sales charge), and $9.00 per share (without sales charge), (ii) the assumption of reinvestment of monthly distributions in accordance with our distribution reinvestment plan then in effect, (iii) the sale of the entire investment position at the net asset value per share on the last day of the period, and (iv) the distributions declared and payable to shareholders, if any, on the last day of the period. Past performance is no guarantee of future results. The data provided is for informational purposes only.

Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $9.00 per share (public offering price without sales charge) have seen an annualized return of 8.35% and a cumulative total return of 55.97% through June 30, 2018. Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $10.00 per share (the initial public offering price with sales charge) have seen an annualized return of 6.31% and a cumulative total return of 40.37% through June 30, 2018. Over the same time period, the S&P/LSTA Leveraged Loan Index, a primary measure of senior debt covering the U.S. leveraged loan market, which currently consists of approximately 1,000 credit facilities throughout numerous industries, recorded an annualized return of 4.18% and a cumulative total return of 25.45%. In addition, the BofA Merrill Lynch US High Yield Index, a primary measure of short-term US dollar denominated below investment grade corporate debt publicly issued in the US domestic market, recorded an annualized return of 5.27% and a cumulative total return of 32.89% over the same period. An investment cannot be made in an index. The indices referenced in the above illustration are being used solely for benchmarking purposes. Additionally, indices do not account for sales charges or expenses, which would otherwise negatively impact the above stated performance of each index.

REPRESENTATIVE HOLDINGS % OF PORTFOLIO

American Residential Services LLC *Industry:* Construction & Building	0.27%
Rimini Street, Inc. *Industry:* High Tech Industries	1.01%
TouchTunes Interactive Networks, Inc. *Industry:* Hotel, Gaming & Leisure	0.33%
Cadence Aerospace, LLC *Industry:* Aerospace & Defense	1.09%
EagleTree-Carbide Acquisition Corp. *Industry:* Consumer Goods: Durable	2.23%
Studio Movie Grill Holdings, LLC *Industry:* Hotel, Gaming & Leisure	1.12%
Forbes Media LLC *Industry:* Media: Advertising, Printing & Publishing	0.78%
Paris Presents, Inc. *Industry:* Consumer Goods: Durable	1.01%

ALLOCATION BY INDUSTRY % OF PORTFOLIO

Healthcare & Pharmaceuticals	18.0%
High Tech Industries	9.9%
Services: Business	9.8%
Media: Advertising, Printing & Publishing	7.6%
Services: Consumer	7.4%
Media: Diversified & Production	6.1%
Telecommunications	4.3%
Consumer Goods: Durable	4.3%
Chemicals, Plastics & Rubber	3.9%
Beverage, Food & Tobacco	3.7%
Other Industries	25.0%

The preceding information summarizes certain CIC holdings as of the date indicated herein. These representative holdings do not provide a complete portfolio overview but just a sampling of holdings. There can be no assurance that CIC's future capital will be invested in a manner similar to the investments described herein.

Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less. Percentages represent approximate figures.

Information is based on the relative fair value of the underlying portfolio holdings.

CION

ABOUT CION INVESTMENTS

CION Investments is a leading manager of alternative investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION strives to level the playing field. CION currently manages CION Investment Corporation, a leading non-traded BDC, and sponsors, through CION Ares Management, CION Ares Diversified Credit Fund, a globally diversified interval fund.

CION Investments
3 Park Avenue, 36th Floor
New York, NY 10016

cioninvestments.com

CION Investment Management, LLC (CIM) manages CION Investment Corporation (CIC), which is currently offering up to 100,000,000 shares of common stock. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This fund fact sheet is sales and advertising literature and must be preceded or accompanied by and read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. Additional copies of the prospectus may be obtained by contacting CION Securities at 800.435.5697 or by visiting cioninvestments.com.

This fund fact sheet summarizes some of the features and transactions of CIC as of the date indicated above (unless otherwise indicated herein). There is no assurance that additional similar transactions will be available to CIC or that CIC's investment portfolio composition going forward will be as described herein. Please read the CIC prospectus, including the "Risk Factors" section, prior to making any investment decision and consider the risks, charges, expenses, and the other important information described therein.

Risks and limitations include, but are not limited to, the following: collateral securing senior secured debt may decrease in value; investment concentration risk; returns may be adversely affected by slow economic recovery as well as the downgrade in the US credit rating; value uncertainty of portfolio investments; share repurchase price may be lower than initial purchase price; portion of distributions may be a return of capital; management decisions may be subject to conflicts of interest; no guarantee of liquidity of shares; interest rate fluctuations may negatively impact our investments; magnified losses may result due to leveraging; possible significant fluctuation of net asset value.

Please be aware that CIC, CIM and their respective officers, directors, employees and affiliates do not undertake to provide impartial investment advice or to give advice in a Fiduciary capacity in connection with CIC's public offering of shares.

CION Securities, LLC, Member FINRA/SIPC, serves as distributor for funds sponsored by CION Investments.